Deferred Revenue	9 Months Ended
Dec. 31, 2013
Deferred Revenue Disclosure [Abstract]
Deferred Revenue

5. DEFERRED REVENUE

On August 22, 2013, the Company entered into a regional distribution and service provider agreement with Energia Vehicular Limpia S.A. de C.V. (“Energia”). Pursuant to the agreement, Energia shall have the exclusive rights to market the Company’s products in Mexico for five years. In consideration of the exclusive distribution rights, Energia shall pay $500,000 license fee to the Company. On January 16, 2014, the Company and Energia further amended the regional distribution and service provider agreement to include the exclusive rights to market the Company’s products in Brazil for a license fee of $160,000 during the same period of the original agreement. License fee is recognized ratably over the term of the agreement. During the nine months ended December 31, 2013, $52,334 revenue related to the license fee was recorded.